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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 24,2005

                                DIRECTVIEW, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                      001-11115                    04-3053538
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)           Identification No.)

    7777 West Camino Real, Suite 200, Boca Raton, Florida                33433
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           (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      561-750-9777
                                                        ------------------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02         Termination of a Material Definitive Agreement.

         On June 24, 2005, Directview, Inc. and Michael Perry entered into a Separation Agreement terminating the Employment Agreement between the parties dated February 23, 2004. In accordance with the Separation Agreement:

o Directview has agreed to pay Mr. Perry compensation due under the employment agreement through the date of separation in the amount of $2,423.08, as well as $970.50 covering reimbursement of expenses incurred in connection with his services rendered;

o Mr. Perry has relinquished his entitlement to 500,000 shares of Directview common stock earned by him under his Employment Agreement;

o Mr. Perry has agreed to return to Directview all equipment and other property of Directview in the possession or under the control of Mr. Perry; and

o Mr. Perry has agreed not to solicit any person who was a customer, prospective customer or employees of Directview during the preceding two years.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         In connection with the Separation Agreement described in Item 1.02 of this Current Report on Form 8-K, Michael Perry's services as the Chief Executive Officer of Directview, and as an officer and director of each of its subsidiaries and affiliates, have terminated effective June 24, 2005.

Item 9.01.        Financial Statements and Exhibits

         (c) Exhibits.

         10.1 Separation Agreement dated June 24, 2005 between Directview, Inc. and Michael Perry.
         99.1     Press Release dated June 30, 2005.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                             DIRECTVIEW, INC.


Date:  June 30, 2005                                 By:  /s/ Jeffrey Robbins
                                                         -------------------
                                                             Jeffrey Robbins
                                                             President